Q1 2021 Earnings Presentation A p r i l 2 2 , 2 0 2 1

2 FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

EXPERIENCED MANAGEMENT TEAM



Mike Maddox – President, CEO of CrossFirst Bankshares and Director of CrossFirst

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin – Madison
- Appointed to CEO June 1, 2020 after 12 years of service



David O'Toole – CFO, Chief Investment Officer and Director of CrossFirst

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and became CFO in 2008
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Risk Officer and Chief Credit Officer of CrossFirst

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Managing Director of Strategy and Investor Relations of CrossFirst

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Extensive experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado

Other Senior Executives

Aisha Reynolds
General Counsel of CrossFirst and CrossFirst Bank
13+ years of experience
Joined CrossFirst in 2018

Steve Peterson
Chief Banking Officer of CrossFirst Bank
21+ years of banking experience
Joined CrossFirst in 2011

George Jones
Vice Chairman for CrossFirst
40+ years of experience
Joined CrossFirst in 2016

Tom Robinson
Executive Director, Risk and Credit of CrossFirst
35+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
Chief Operating Officer of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Jana Merfen
Chief Technology Officer of CrossFirst Bank
12+ years of technology experience
Joined CrossFirst in 2021

3

4 Net Income PTPP NIM Diluted EPS ROAA $12.0M $22.4M 3.00% 0.84% 4 Note: Interim periods are annualized. (1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail. (2) Goss loans net of unearned income; excludes $336 million PPP loans. Balance Sheet Update Credit Performance Capital & Liquidity 4% Loan growth YoY 27% Deposit growth YoY 5% TBV / Share growth YoY 40% DDA Deposit growth YoY 1.15% NPAs / Asset 0.74% NCOs / Avg Loans 1.79% Reserves / Loans 38% Classified Loans / Capital + ALLL 12.00% CET 1 Capital Ratio 13.27% Total Risk-Based Capital 22% Cash and Securities / Assets 89% Loans / Deposits Efficiency 50.41% Efficiency Ratio $18.0M Assets / Employee 1.60% Noninterest Expense / Avg Assets $0.23 (2) (1) (2) (1)

5 Total Assets Total Deposits Book Value / Share $6.0 billion Gross Loans $4.5 billion $5.1 billion $12.17 SHARED VISION Focusing on: • Performance & Profitability • Seizing Growth Opportunities • Strong Credit Quality • Enhancing Products and Services • Managing Enterprise Risk • Contributing to our Communities ONE TEAM Focusing on: • Elevating our Strong Corporate Culture by Living our CrossFirst Values • Attracting and Retaining High Performing Talent • Well-being of our Employees ONE BANK Focusing on: • Targeting Businesses and Professionals • Branch-Lite – Technology Focused • Delivering Extraordinary Service and Customer Experience Note: As of 3/31/21.

COVID-19 OPERATING UPDATE

CROSSFIRST BANKSHARES, INC.

1. Bank lobbies **re-opened on March 1st** to the public
2. Commenced **Return to Work Program on April 5th**; employees returned to the office while following CDC, state, and local health guidelines
3. **Strong capital position and liquidity** provides CrossFirst with financial flexibility to give customers relief and continue to invest in the business for the long term
   - **Q1 2021 Capital Stress Test:** shows CrossFirst is well-capitalized under several extreme scenarios
   - **Q1 2021 Liquidity:** Loan/deposit ratio of 89% and cash and securities/asset of 22%
4. **Closely monitoring and engaging clients** to mitigate risks and impact from COVID-19; modifications are less than 2% of total assets at the end of the first quarter of 2021.
   - Majority of remaining modifications are in the hospitality, entertainment, travel, or other recreational activities directly impacted from the lockdowns
5. **Branch-lite business model and technology forward strategy** provides CrossFirst an advantage for strong business continuity through the pandemic
6. **Continued prudent management** of expenses, staffing levels, and other discretionary spend
7. **Strong Q1 2021 reserve** of total loan loss reserves/loans of 1.65%, including an additional first quarter provision of $7.5 million that offset charge-offs
8. **Positioned for long term growth** as the market stabilizes

6

7 7 $44 $22 $63 $13 $37 $11 $59 $11 $70 $19 $96 $35 $- $20 $40 $60 $80 $100 $120 Round 1 2020 Round 2 2021 Loans Approved by Industry Hotel & Restaurants Other Services & Business Support Construction Medical/ Healthcare Professional Services Other Small Businesses $369 $292 $225 ($77 ) ($67 ) $111 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q3 2020 End Q4 2020 Forgiven Q4 2020 End Q1 2021 Forgiven Q1 2021 End PPP Timeline 2020 PPP Loans Loan Forgiveness 2021 PPP Loans Note: As of end of period. Dollars in millions. * $2.4 million consists of $1.9 million from Round 1 and $0.5 million from Round 2. $336 $9.9 $2.2 $3.2 $2.6 $2.4 $3.7 $0 $2 $4 $6 $8 $10 $12 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2021 Fee Recognition Round 1 Unrecognized Fees Fee Recognized Round 2 Unrecognized Fees ▪ Weighted average rate of approximately 4.2%, in Q1 2021 ▪ $2.2 million in anticipated fees remain from Round 1 (2020 programs) ▪ 35 new customers from Round 2 representing 8% of funding ▪ Round 1 (2020 programs) were 2-year programs while Round 2 (2021 program) is a 5-year program Commentary Total $369 Total $111 Dallas & Frisco 11% Kansas City 54% Oklahoma City 8% Tulsa & Energy 11% Wichita 16% Current PPP Loan Portfolio by Market (Based on $336 million Funded) $5.9 *

8 $7.5 $10.3 $5.8 $19.6 $28.5 $12.6 $3.9 $12.0 $14.1 $16.9 $16.4 $30.7 $62.5 $72.0 $18.1 $22.4 $- $10 $20 $30 $40 $50 $60 $70 $80 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Earnings Performance Net Income Pretax, Pre-Provision Profit ▪ Historically, our balance sheet growth combined with a relatively stable net interest margin has enabled robust operating revenue growth ▪ The Company’s core earnings power continued to increase in Q1 2021 ▪ Quarterly Pretax, Pre-provision Profit(2) ▪ +8% from Q4 2020 ▪ +24% from Q1 2020 ▪ Continued Noninterest Income growth ▪ +41% from Q4 2020 ▪ +99% from Q1 2020 ▪ Operating Revenue(1) growth ▪ +2% from Q4 2020 ▪ +12% from Q1 2020 Note: Dollars in charts are in millions. (1) Defined as net-interest income + non-interest income. (2) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail. (2) Commentary $42.2 $54.1 $74.8 $110.4 $141.5 $160.3 $38.2 $41.1 $2.4 $3.4 $3.7 $6.1 $8.7 $11.7 $2.1 $4.2 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Operating Revenue(1) Net Interest Income Noninterest Income $44.6 $57.5 $78.5 $116.5 $150.2 $172.0 $40.3 $45.3 Q1 ‘20 – Q1 ‘21 Operating Revenue Growth: 12.3% Q1 ‘20 – Q1 ‘21 PTPP(2) Growth: 24.0%

9 ▪ Fully tax equivalent net interest margin decline of 12bps to 3.00% from Q4 2020 due to elevated cash levels primarily from the additional fiscal stimulus and Round 2 of PPP ▪ Re-pricing impact to loans of 6bps compared to Q4 2020 from persistently low interest rates ▪ Company offset margin pressure by adjusting pricing which reduced total deposit costs by 10bps compared to Q4 2020 ▪ Loan to deposit ratio decreased to 89% from 95% in Q4 2020 and 101% in Q1 2020 3.27% 3.24% 3.40% 3.39% 3.31% 3.13% 3.19% 2.98% 3.12% 3.00% 0% 1% 2% 3% 4% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Interest Margin - Fully Tax Equivalent (FTE) Commentary 4.62% 4.60% 4.89% 5.34% 5.52% 4.26% 4.98% 3.94% 0.91% 0.87% 0.99% 1.44% 1.89% 0.85% 1.46% 0.48% 0% 1% 2% 3% 4% 5% 6% 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Yield on Loans & Cost of Deposits Yield on Loans Cost of Total Deposits

10 CMO (Fixed) 5.7% MBS (Fixed) 20.4% Municipal - Tax- Exempt 72.0% Municipal - Taxable 1.3% Other 0.6% Investment Portfolio Breakout as of March 31, 2021(1) ▪ Continue to exercise caution in the investment portfolio and maintain high-quality investment securities ▪ At the end of Q1 2021, the portfolio’s duration was approximately 4.9 years ▪ The fully taxable equivalent yield for Q1 2021 fell 7bps to 2.89% due to lower reinvestment yields ▪ During Q1 2021, $40 million of MBS/CMO paydowns were received and no securities were sold ▪ During Q1 2021, $72 million of new securities were purchased with an average tax equivalent yield of 1.70% ▪ The securities portfolio has unrealized gains of approximately $30 million as of March 31, 2021 Total: ~$685 million(1) (1) Based on approximate fair value. Commentary 2.78% 2.72% 2.79% 2.13% 1.45% 2.13% 1.72% 2.22% 2.18% 2.31% 2.33% 3.72% 3.63% 3.85% 3.62% 3.35% 3.05% 3.21% 3.07% 2.93% 2.96% 2.89% 0% 1% 2% 3% 4% 5% 2015 2016 2017 2018 2019 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Securities Yield - Fully Tax Equivalent Securities Yield - Cost of Funds Spread Securities Yield

11 $- $20 $40 $60 $80 $100 $120 2015 2016 2017 2018 2019 2020 Salaries & Benefits Occupancy Exp. & Professional Fees FDIC Premiums Data Processing, Software & Comm. Advertising & Other Exp. Non-cash Goodwill Impairment ($7.4mm) $31 $13.6 $14.4 $3.3 $2.7 $1.1 $1.0 $1.8 $1.6 $3.0 $2.5 $- $5 $10 $15 $20 $25 Q1 2021 Q1 2020 146 203 305 353 357 328 333 $10.8 $10.5 $9.7 $11.6 $13.8 $17.3 $18.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Q1 2021 Employees (FTE) Assets/Employee (FTE) $22.2 $31.0 $23.0 $23.7 $22.8 1.80% 2.21% 1.67% 1.71% 1.60% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-interest Expense Non-interest expenses/Average Assets Lowering Expenses Slowing Non-interest Expense Growth Assets per Employee (FTE) Note: Dollars are in millions and amounts shown are as of the end of the period. (1) Includes $7.4mm Goodwill Impairment. $22.2 $22.8 (1) $41 $62 $86 $88 $100 Q1 ‘20 – Q1 ‘21 Non-interest Expense (1)

12 68.5% 70.6% 79.1% 73.6% 58.4% 58.1% 55.1% 50.4% 64.7% 66.0% 72.3% 67.7% 57.3% 53.0% 54.2% 49.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Efficiency Ratio / Non-GAAP Core Efficiency Ratio FTE(1) GAAP Non-GAAP ▪ CrossFirst’s branch-lite model demonstrates an efficient infrastructure that scales operating revenue with asset growth ▪ ROAA rebounding as provisioning decreases and the Company continues to increase profitability ▪ Core efficiency performance is improving consistent with management’s initiatives (1) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail 0.31% (0.54%) 0.58% 0.58% 0.84% 1.46% 0.94% 1.48% 1.49% 1.57% (1.50%) (1.00%) (0.50%) 0.00% 0.50% 1.00% 1.50% 2.00% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 ROAA PTPP ROAA Pretax, pre-provision ROAA (1) (1) Commentary 0.53% 0.56% 0.24% 0.56% 0.63% 0.24% 0.31% 0.84% 0.53% 0.56% 0.40% 0.57% 0.61% 0.37% 0.31% 0.84% 0% 0% 0% 0% 0% 1% 1% 1% 1% 1% 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Return on Average Assets / Non-GAAP ROAA(1) GAAP Non-GAAP

13 ▪ Prudently maintained ALLL/Total Loans at 1.65%, or 1.79% excluding PPP loans, at end of Q1 2021 ▪ Q1 2021 provision of $7.5 million off- set by charge-off activity ▪ Classified loans decreased due to charge-offs, improvements in customer businesses, and workout processes ▪ 44% of classifieds in Q1 2021 relate to Energy; spring borrowing base redeterminations will be conducted in late May and June of 2021 ▪ Maintained strong capital levels to provide ample liquidity to meet clients’ needs and weather economic downturns ▪ The Company had $1.3 billion in unfunded loan commitments as of March 31, 2021 ▪ Stronger earnings have been able to support over $900 million of asset growth as most capital ratios remain flat year over year Note: Dollar amounts are in millions. Commentary Commentary 12.08% 11.99% 11.95% 11.93% 12.00%12.10% 12.01% 11.97% 11.94% 12.02% 13.17% 13.27% 13.23% 13.20% 13.27% 0% 2% 4% 6% 8% 10% 12% 14% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Capital Ratios Common Equity Tier 1 Tier 1 Risk Based Total Risk-Based Capital $104.5 $237.1 $299.9 $286.1 $268.9 15.8% 34.9% 43.2% 40.9% 38.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $- $50 $100 $150 $200 $250 $300 $350 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Classified Loans / (Total Capital +LLR) $51.5 $71.2 $76.0 $75.3 $74.6 1.29% 1.61% 1.70% 1.70% 1.65% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $- $10 $20 $30 $40 $50 $60 $70 $80 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Allowance for Loan Losses / Total Loans

14 0.04% 0.11% 0.44% 0.07% 0.31% 0.89% 0.12% 0.54% 1.03% 0.74% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Charge-Offs / Average Loans(1) 0.08% 0.20% 0.18% 0.43% 0.97% 1.39% 0.74% 1.49% 1.39% 1.15% 0.0% 0.5% 1.0% 1.5% 2.0% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Nonperforming Assets / Assets ▪ NPAs continue to improve as economic and business outlooks improve ▪ Reduction in NPAs was a direct result of an upgrade to a COVID impacted loan in hospitality ▪ 43% of the nonperforming asset balance in Q1 2021 relates to energy credits ▪ Q1 2021 had $8.2 million of net charge-offs related to several commercial and industrial credits ▪ Q4 2020 had $11.6 million of net charge-offs. 62% were commercial and industrial loans and 24% were from the energy portfolio (1) Ratio is annualized for interim periods. Commentary Commentary

15 Energy as % of Tangible Equity $393 $371 $210 $187 $146 $142 $9 $13 $72 $59 $90 $82 $7 $15 $108 $138 $109 $119 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Pass Special Mention Substandard & Doubtful Energy Loans by Risk Rating [5.9% of Reserves on Energy Portfolio] $137 $169 $243 $358 $409 $345 $343 $122 $177 $249 $453 $594 $624 $629 112% 95% 98% 79% 69% 55% 55% 0% 20% 40% 60% 80% 100% 120% 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Q1 2021 Energy Portfolio Tangible Equity Energy by Composition 3/31/2021 # Loans $ Loan Amount % Total Avg % Hedged(1) Hedge Price(2) Oil 37 $203 59% 37% $46.76 Natural Gas 14 $130 38% 55% $2.29 Other Sources 1 $10 3% 0% Total 52 $343 100% 43% (1) Note: Data as of 3/31/21. Note: Loan dollars in millions; collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends; typically, only lend as a senior secured lender in single bank transactions and as a cash flow lender; Exploration & Production lending only on proven and producing reserves; CrossFirst typically does not lend to shale, oil field services, or midstream energy companies. (1) Weighted Average. (2) Hedged rolling 12 month; Oil price in $ per barrel and natural gas price in $ per MMBtu. (3) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail. Energy Portfolio and Tangible Equity Energy Exposure by State Texas 18% Oklahoma 22% Ohio 19% Kansas 1% Michigan 7% W. Virginia 6%Louisiana 7% 6 Other States 20% $399 $390 $384 $409 $345 $343 (3) (3) (3)

16 $3,506 $3,727 $3,827 $4,022 $4,016 $3,945 $4,062 $48 $48 $79 $170 $177 $224 $192 $85 $87 $105 $237 $300 $286 $269 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Pass Special Mention (Criticized) Substandard & Doubtful (Classified) 16 $3,639 $3,862 $4,011 $4,429 2% 3% 5% % Substandard & Doubtful Migration of Credit by Risk Weighting (in $ millions) 7%2% 6% $4,493 ➢ COVID-related loan modifications were less than 2% of our total assets at 3/31/21 ➢ Most of our classified assets at 3/31/21 remained in Energy and COVID-related industries like hospitality, entertainment, travel, or other recreational activities directly impacted from the lockdowns $4,523 6% $4,455

17

18 $993 $1,297 $1,996 $3,061 $3,852 $4,442 $4,002 $4,509 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Gross Loans (Net of Unearned Income) $1,355 $1,285 $1,291 1,339 1,284 $399 $390 $384 $345 $343 $1,085 $1,141 $1,196 $1,180 $1,192 $625 $662 $588 $563 $617 $504 $536 $618 $681 $688 $43 $46 $47 $55 $63 $369 $369 $292 $336 -$300 $200 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 $4,200 $4,700 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer SBA/ PPP 4.98% 4.28% 3.90% ▪ Historically, loan growth has been primarily organic and very strong ▪ Loan growth for Q1 2021, excluding PPP loans, was a modest 1% from previous quarter ▪ Diversification remains a core tenet ▪ Generally, the Company only buys syndicated loans with borrowers for which the Company could lead the next borrowing opportunity ▪ Purchased loan participations totaled $76 million and a combination of shared national credits and syndications purchased totaled $376 million at March 31, 2021 ▪ Loan participations sold of $303 million and syndications sold of $157 million at March 31, 2021 Note: Dollars in charts are in millions. Amounts shown are as of the end of the period. Gross Loans by Type Commercial & Industrial 28% Energy 8% Commercial Real Estate 26% SBA / PPP 8% Construction & Land Development 14% Residential Real Estate 15% Consumer 1% Q1 2021 Gross Loan Composition Commentary $4,429 4.00% 3.94%Loan Yield $4,493 $4,523 $4,011 $4,455

19 $1,295 $1,694 $2,303 $3,208 $3,924 $4,695 $3,973 $5,052 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2015 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 Total Deposits Savings & MMA 49% Time Deposits < $100,000 5% Time Deposits ≥ $100,000 13% DDA 16% Transaction Deposits 17% ▪ CrossFirst generated significant growth in deposits during Q1 2021 ▪ Deposit growth continues to come from higher yielding money market accounts, transaction deposits, and DDA ▪ DDA increased 40% compared to Q1 2020 ▪ Linked quarter increase in transaction deposits of 8% ▪ Brokered deposits were $147 million at end of Q1 2021, down 45% from Q1 2020, and down 22% from Q4 2020 ▪ Deposit costs have trended down due to the persistent low-rate environment Commentary Deposit Mix by Type Note: Dollars are in millions and amounts shown are as of the end of the period. $567 $750 $754 $718 $795 $538 $399 $508 $778 $841 $1,765 $1,994 $2,090 $2,155 $2,484 $379 $416 $391 $304 $260 $724 $745 $750 $740 $672 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-interest bearing deposits Transaction Deposits Savings & MMA Time Deposits < $100,000 Time Deposits ≥ $100,000 Q1 2021 Deposit Composition 0.79%1.46% 0.67% 0.58% 0.48% Cost of Deposits $3,973 $4,304 $4,493 $4,695 $5,052

20 Other 16% Manufacturing 10% Real Estate Activity 8% Business Loans to Individuals 6% Recreation 6% Health Care 6% Administrative Services 6% Engineering & Contracting 5% Restaurants 5% Financial Management 5% Motor Vehicle & Parts Dealers 4% Security Services 1% Aircraft & Transportation 7% Rental & Leasing Services 4% Credit Related Activities 3% Professional & Technical Services 3% Merchant Wholesalers 5% Commercial & Industrial 28% Energy 8% Commercial Real Estate 40% Residential Real Estate 15% SBA PPP 8% Other 1% Commercial and Industrial Loan Breakdown by Type ($1.3bn) (1) Multi-Family 24% Retail 10% Office 13% Industrial (excludes Self- Storage) 11% 1-4 Family Res Construction 8%Hotel 10%Senior Living 6% Other 3% Raw Land 3% Medical 4% C-Store 2% Self Storage 3% Land Development 3% Loan Mix by Type ($4.5bn) (1)(2) CRE Loan Portfolio by Segment ($1.8bn)(2) Remaining States 16% TX 44% OK 12% KS 9% MO 8% CO 4% FL 3% AZ 2% CA 2% CRE Loans by Geography ($1.8bn)(2) Note: Data as of March 31, 2021. (1) Shown as a percentage of loan portfolio, net of unearned income. (2) CRE as defined by regulators (including construction and development).

21 Marriott 35% Boutique Hotel 1% Choice 5% IHG 6% Oakwood 18% Hilton 19% ESH 16% Hotel & Lodging Portfolio Dynamics ▪ Primarily loaning to established brands names ▪ No “conference center” hotels and ~75% of the properties are in major MSAs; mostly in the Midwest ▪ $21 million of outstanding hotel loans in the portfolio are classified, down from $29 million in Q4 2020 ▪ 96% of the outstanding loans, by dollar amount, have recourse provisions ▪ Hotel Construction borrowers are sophisticated sponsors with significant invested equity and resources ▪ $5.4 million of reserves are allocated to hotel portfolio, representing 3.0% of the total outstanding hotel portfolio Hotels by Brand Ownership Note: Data as of 3/31/21. (1) Weighted average. Hotel & Lodging 3/31/2021 ($ millions) # Loans Amount Outstanding Unfunded Commitments Average Size Amount Classified Completed Hotels 15 $157 $0 $10 $21 In-Progress Construction 3 $22 $13 $7 $0 Total 18 $179 $13 $10 (1) $21

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	As of Year or for the Year Ended December 31,						As of or for the Three Months Ended March 31,	
	2015	2016	2017	2018	2019	2020	2020	2021
Income Statement Data								
Interest income	$54,116	$69,069	$97,816	$156,880	$216,218	$203,448	$54,208	$48,153
Interest expense	11,849	15,016	22,998	46,512	74,774	43,199	15,980	7,036
Net interest income	42,267	54,053	74,818	110,368	141,444	160,249	38,228	41,117
Provision for loan losses	5,975	6,500	12,000	13,500	29,900	56,700	13,950	7,500
Non-interest income	2,365	3,407	3,679	6,083	8,707	11,733	2,087	4,144
Non-interest expense	30,562	40,587	62,089	85,755	87,640	99,968	22,215	22,818
Income before taxes	8,095	10,373	4,408	17,196	32,611	15,314	4,150	14,943
Income tax expense (benefit)	626	62	(1,441)	(2,394)	4,138	2,713	293	2,908
Net Income	7,469	10,311	5,849	19,590	28,473	12,601	3,857	12,035
Preferred stock dividends	2,066	2,100	2,100	2,100	175	0	0	0
Net income available to common stockholders	5,403	8,211	3,749	17,490	28,298	12,601	3,857	12,035
Non-GAAP core operating income[1]	7,469	10,311	9,716	19,940	27,427	19,998	3,857	12,035
Balance Sheet Data								
Cash and cash equivalents	$79,418	$155,972	$130,820	$216,541	$187,320	$408,810	$158,987	$630,787
Available-for-sale securities	459,524	591,008	701,534	661,628	739,473	654,588	733,024	685,454
Gross loans (net of unearned income)	992,726	1,296,886	1,996,029	3,060,747	3,852,244	4,441,897	4,002,451	4,508,600
Allowance for loan losses	(15,526)	(20,786)	(26,091)	(37,826)	(56,896)	(75,295)	(51,458)	(74,551)
Goodwill and other intangibles	8,100	7,998	7,897	7,796	7,694	208	7,669	188
Total assets	1,574,346	2,133,106	2,961,118	4,107,215	4,931,233	5,659,303	5,067,407	5,998,074
Non-interest-bearing deposits	123,430	198,088	290,906	484,284	521,826	718,459	567,215	794,559
Total deposits	1,294,812	1,694,301	2,303,364	3,208,097	3,923,759	4,694,740	3,972,822	5,051,570
Borrowings and repurchase agreements	112,430	216,709	357,837	388,391	373,664	295,406	441,626	286,394
Trust preferred securities, net of fair value adj.	792	819	850	884	921	963	931	974
Preferred Stock, liquidation value	30,000	30,000	30,000	30,000	0	0	0	0
Total Stockholders' Equity	160,004	214,837	287,147	490,336	601,644	624,428	611,946	628,834
Tangible Stockholders' Equity[1]	121,904	176,839	249,250	452,540	593,950	624,220	604,277	628,646
Share and Per Share Data:								
Basic earnings per share	$0.29	$0.39	$0.12	$0.48	$0.59	$0.24	$0.07	$0.23
Diluted earnings per share	0.28	0.39	0.12	0.47	0.58	0.24	0.07	0.23
Book value per share	6.61	7.34	8.38	10.21	11.58	12.08	11.75	12.17
Tangible book value per share[1]	6.20	7.02	8.12	10.04	11.43	12.08	11.60	12.16
Wtd. avg. common shares out. - basic	18,640,678	20,820,784	30,086,530	36,422,612	47,679,184	52,070,624	52,071,484	51,657,204
Wtd. avg. common shares out. - diluted	19,378,290	21,305,874	30,963,424	37,492,567	48,576,135	52,548,547	52,660,270	52,381,474
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	51,679,516	52,098,062	51,678,669

Note: Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18.
(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

22

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

	As of Year or for the Year Ended December 31,						As of or for the Three Months Ended March 31,	
	2015	2016	2017	2018	2019	2020	2020	2021
Selected Ratios:								
Return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%	0.24	0.31%	0.84%
Non-GAAP core operating return on average assets[1]	0.53	0.56	0.40	0.57	0.61	0.37	0.31	0.84
Return on average common equity	4.60	5.51	1.53	5.34	5.38	2.05	2.53	7.80
Non-GAAP core operating return on average common equity[1]	4.60	5.51	3.11	5.45	5.18	3.25	2.53	7.80
Yield on earning assets - tax equivalent[2]	4.14	4.08	4.37	4.77	5.04	3.96	4.57	3.50
Yield on securities - tax equivalent[2]	3.72	3.63	3.85	3.62	3.35	3.05	3.21	2.89
Yield on loans	4.62	4.60	4.89	5.34	5.52	4.26	4.98	3.94
Cost of interest-bearing deposits	1.01	0.96	1.12	1.71	2.21	1.02	1.69	0.57
Cost of funds	0.94	0.91	1.06	1.49	1.90	0.92	1.49	0.56
Cost of total deposits	0.91	0.87	0.99	1.44	1.89	0.85	1.46	0.48
Net interest margin - tax equivalent[2]	3.27	3.24	3.40	3.39	3.31	3.13	3.24	3.00
Non-interest expense to average assets	2.17	2.21	2.53	2.45	1.95	1.84	1.80	1.60
Efficiency ratio[3]	68.48	70.64	79.10	73.64	58.37	58.13	55.10	50.41
Non-GAAP core operating efficiency ratio FTE[1][3]	64.66	66.04	72.33	67.68	57.25	52.98	54.17	49.64
Non-interest-bearing deposits to total deposits	9.53	11.69	12.63	15.10	13.30	15.30	14.28	15.73
Loans to deposits	76.67	76.54	86.66	95.41	98.18	94.61	100.75	89.25
Credit Quality Ratios:								
Allowance for loans losses to total loans	1.56%	1.60%	1.30%	1.23%	1.48%	1.70%	1.29%	1.65%
Non-performing assets to total assets	0.08	0.20	0.18	0.43	0.97	1.39	0.59	1.15
Non-performing loans to total loans	0.12	0.33	0.27	0.58	1.15	1.71	0.66	1.48
Allowance for loans losses to non-performing loans	1,336.38	493.14	481.68	212.30	128.54	98.98	195.99	112.10
Net charge-offs to average loans	0.04	0.11	0.44	0.07	0.31	0.89	2.00	0.74
Capital Ratios:								
Total stockholders' equity to total assets	10.16%	10.07%	9.70%	11.94%	12.20%	11.03%	12.08%	10.48%
Common equity tier 1 capital ratio	8.50	9.78	8.62	11.75	12.20	11.93	12.08	12.00
Tier 1 risk-based capital ratio	10.70	11.38	9.70	12.53	12.22	11.94	12.10	12.02
Total risk-based capital ratio	11.82	12.51	10.65	13.51	13.43	13.20	13.17	13.27
Tier 1 leverage ratio	9.72	10.48	9.71	12.43	12.06	10.93	11.81	10.51

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation or press release for additional detail.
(2) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for fiscal year 2018 and after and a tax rate of 35% is used for fiscal years 2017 and prior.
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

23

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	CrossFirst Bankshares, Inc Quarterly Financials As of or for the Three Months Ended				
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21
Income Statement Data					
Interest income	$54,208	$51,254	$48,452	$49,534	$48,153
Interest expense	15,980	10,097	9,125	7,997	7,036
Net interest income	38,228	41,157	39,327	41,537	41,117
Provision for loan losses	13,950	21,000	10,875	10,875	7,500
Non-interest income	2,087	2,634	4,063	2,949	4,144
Non-interest expense	22,215	31,010	23,011	23,732	22,818
Income (loss) before taxes	4,150	(8,219)	9,504	9,879	14,943
Income tax expense (benefit)	293	(863)	1,498	1,785	2,908
Net income (loss)	3,857	(7,356)	8,006	8,094	12,035
Preferred stock dividends	0	0	0	0	0
Net income (loss) available to common stockholders	3,857	(7,356)	8,006	8,094	12,035
Non-GAAP core operating income[(1)]	3,857	41	8,006	8,094	12,035
Balance Sheet Data					
Cash and cash equivalents	$158,987	$194,371	$223,636	$408,810	$630,787
Securities	733,024	697,847	649,901	654,588	685,454
Gross loans (net of unearned income)	4,002,451	4,413,224	4,477,809	4,441,897	4,508,600
Allowance for loan losses	(51,458)	(71,185)	(76,035)	(75,295)	(74,551)
Goodwill and intangibles	7,669	247	227	208	188
Total assets	5,067,407	5,462,254	5,505,696	5,659,303	5,998,074
Non-interest bearing deposits	567,215	750,333	754,172	718,459	794,559
Total deposits	3,972,822	4,304,143	4,492,549	4,694,740	5,051,570
Borrowings and repurchase agreements	441,626	500,498	349,631	295,406	286,394
Trust preferred securities, net of fair value adj.	931	942	952	963	974
Preferred Stock	0	0	0	0	0
Stockholders' Equity	611,946	608,092	617,883	624,428	628,834
Tangible Stockholders' Equity[(1)]	604,277	607,845	617,656	624,220	628,646
Share and Per Share Data:					
Basic earnings (loss) per common share	$0.07	($0.14)	$0.15	$0.16	$0.23
Dilutive earnings (loss) per common share	0.07	(0.14)	0.15	0.15	0.23
Book value per common share	11.75	11.66	11.84	12.08	12.17
Tangible book value per common share[(1)]	11.60	11.65	11.83	12.08	12.16
Wtd. avg. common shares out. - basic	52,071,484	52,104,994	52,136,286	51,970,116	51,657,204
Wtd. avg. common shares out. - diluted	52,660,270	52,493,177	52,560,126	52,463,645	52,381,474
Shares outstanding at end of period	52,098,062	52,167,573	52,195,778	51,679,516	51,678,669

24

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials
As of or for the Three Months Ended

	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21
Selected Ratios:					
Return on average assets[1]	0.31%	(0.54%)	0.58%	0.58%	0.84%
Non-GAAP core operating return on average assets[1][2]	0.31	-	0.58	0.58	0.84
Return on average common equity	2.53	(4.84)	5.19	5.19	7.80
Yield on earning assets	4.52	3.91	3.61	3.67	3.45
Yield on earning assets - tax equivalent[3]	4.57	3.96	3.66	3.71	3.50
Yield on securities	2.85	2.70	2.55	2.56	2.48
Yield on securities - tax equivalent[3]	3.21	3.07	2.93	2.96	2.89
Yield on loans	4.98	4.28	3.90	4.00	3.94
Costs of interest bearing liabilities	1.70	1.01	0.88	0.77	0.65
Cost of interest-bearing deposits	1.69	0.95	0.80	0.69	0.57
Cost of funds	1.49	0.85	0.75	0.65	0.56
Cost of Deposits	1.46	0.79	0.67	0.58	0.48
Cost of other borrowings	1.72	1.35	1.50	1.78	1.79
Net interest margin - tax equivalent[3]	3.24	3.19	2.98	3.12	3.00
Noninterest expense to average assets	1.80	2.21	1.67	1.71	1.60
Efficiency ratio[4]	55.10	70.81	53.03	53.35	50.41
Non-GAAP core operating efficiency ratio (FTE)[2][4]	54.17	53.09	52.23	52.54	49.64
Noninterest bearing deposits to total deposits	14.28	17.43	16.79	15.30	15.73
Loans to deposits	100.75	102.53	99.67	94.61	89.25
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.29%	1.61%	1.70%	1.70%	1.65%
Nonperforming assets to total assets	0.59	0.74	1.49	1.39	1.15
Nonperforming loans to total loans	0.66	0.86	1.78	1.71	1.48
Allowance for loans losses to nonperforming loans	195.99	188.55	95.18	98.98	112.10
Net charge-offs to average loans[1]	2.00	0.12	0.54	1.03	0.74
Capital Ratios:					
Total stockholders' equity to total assets	12.08%	11.13%	11.22%	11.03%	10.48%
Common equity tier 1 capital ratio	12.08	11.99	11.95	11.93	12.00
Tier 1 risk-based capital ratio	12.10	12.01	11.97	11.94	12.02
Total risk-based capital ratio	13.17	13.27	13.23	13.20	13.27
Tier 1 leverage ratio	11.81	10.75	10.85	10.93	10.51

(1) Interim periods are annualized.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for 2018, 2019 & 2020.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

25

NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	As of Year or for the Year Ended December 31,						As of or for the Three Months Ended March 31,	
	2015	2016	2017	2018	2019	2020	2020	2021
Non-GAAP Core Operating Income:								
Net Income	$7,469	$10,311	$5,849	$19,590	$28,473	$12,601	$3,857	$12,035
Add: restructuring charges	0	0	0	4,733	0	0	0	0
Less: Tax effect[1]	0	0	0	1,381	0	0	0	0
Restructuring charges, net of tax	0	0	0	3,352	0	0	0	0
Add: fixed asset impairments	0	0	1,903	171	424	0	0	0
Less: Tax effect[2]	0	0	737	44	109	0	0	0
Fixed asset impairments, net of tax	0	0	1,166	127	315	0	0	0
Add: Goodwill impairment[3]	0	0	0	0	0	7,397	0	0
Add: State tax credit[3]	0	0	0	(3,129)	(1,361)	0	0	0
Add: 2017 Tax Cut and Jobs Act[3]	0	0	2,701	0	0	0	0	0
Non-GAAP core operating income	$7,469	$10,311	$9,716	$19,940	$27,427	$19,998	$3,857	$12,035
Non-GAAP Core Operating Return on Average Assets:								
Net Income	$7,469	$10,311	$5,849	$19,590	$28,473	$12,601	$3,857	$12,035
Non-GAAP core operating income	7,469	10,311	9,716	19,940	27,427	19,998	3,857	12,035
Average Assets	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	5,358,479	4,975,531	5,798,167
GAAP return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%	0.24%	0.31%	0.84%
Non-GAAP core operating return on average assets	0.53%	0.56%	0.40%	0.57%	0.61%	0.37%	0.31%	0.84%
Non-GAAP Core Operating Return on Average Equity:								
Net Income	$7,469	$10,311	$5,849	$19,590	$28,473	$12,601	$3,857	$12,035
Non-GAAP core operating income	7,469	10,311	9,716	19,940	27,427	19,998	3,857	12,035
Less: Preferred stock dividends	2,066	2,100	2,100	2,100	175	0	0	0
Net Income available to common stockholders	5,403	8,211	3,749	17,490	28,298	12,601	3,857	12,035
Non-GAAP core operating income available to common stockholders	5,403	8,211	7,616	17,840	27,252	19,998	3,857	12,035
Average common equity	117,343	149,132	245,193	327,446	526,225	614,726	612,959	625,875
Intangible Assets	8,152	8,050	7,949	7,847	7,746	208	7,683	188
Average Tangible Equity	109,191	141,082	237,244	319,599	518,479	614,518	605,276	625,687
GAAP return on average common equity	4.60%	5.51%	1.53%	5.34%	5.38%	2.05%	2.53%	7.80%
Non-GAAP core return on average tangible common equity	4.95%	5.82%	3.21%	5.58%	5.26%	3.25%	2.56%	7.80%
Non-GAAP Core Operating Efficiency Ratio:								
Non-interest expense	$30,562	$40,587	$62,089	$85,755	$87,640	$99,968	$22,215	$22,818
Less: goodwill impairment	0	0	0	0	0	7,397	0	0
Less: restructuring charges	0	0	0	4,733	0	0	0	0
Non-GAAP non-interest expense (numerator)	30,562	40,587	62,089	81,022	87,640	92,571	22,215	22,818
Net interest income	42,267	54,053	74,818	110,368	141,444	160,249	38,228	41,117
Tax-equivalent interest income	2,637	4,001	5,439	3,099	2,522	2,732	695	704
Non-interest income	2,365	3,407	3,679	6,083	8,707	11,733	2,087	4,144
Add: fixed asset impairments	0	0	1,903	171	424	0	0	0
Non-GAAP Operating revenue (denominator)	47,269	61,461	85,839	119,721	153,097	174,714	41,010	45,965
GAAP efficiency ratio	68.48%	70.64%	79.10%	73.64%	58.37%	58.13%	55.10%	50.41%
Non-GAAP core operating efficiency ratio (FTE)	64.66%	66.04%	72.33%	67.68%	57.25%	52.98%	54.17%	49.64%

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit or the goodwill impairment.

26

27 (1) No tax effect associated with the state tax credit or the goodwill impairment. (2) Interim periods are annualized. (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Non-GAAP Core Operating Income: Net Income (loss) $3,857 ($7,356) $8,006 $8,094 $12,035 Add: Goodwill Impairment (1) 0 7,397 0 0 0 Non-GAAP core operating income $3,857 $41 $8,006 $8,094 $12,035 Non-GAAP Core Operating Return on Average Assets: Net Income (loss) $3,857 ($7,356) $8,006 $8,094 $12,035 Non-GAAP core operating income 3,857 41 8,006 8,094 12,035 Average Assets 4,975,531 5,441,513 5,486,252 5,523,196 5,798,167 GAAP return on average assets (2) 0.31% (0.54%) 0.58% 0.58% 0.84% Non-GAAP core operating return on average assets (2) 0.31% 0.00% 0.58% 0.58% 0.84% Non-GAAP Core Operating Efficiency Ratio: Non-interest expense $22,215 $31,010 $23,011 $23,732 $22,818 Less: Goodwill Impairment $0 $7,397 $0 $0 $0 Less: restructuring charges 0 0 0 0 0 Non-GAAP non-interest expense (numerator) 22,215 23,613 23,011 23,732 22,818 Net interest income 38,228 41,157 39,327 41,537 41,117 Tax-equivalent interest income 695 685 669 683 704 Non-interest income 2,087 2,634 4,063 2,949 4,144 Add: fixed asset impairments 0 0 0 0 0 Non-GAAP operating revenue (denominator) 41,010 44,476 44,059 45,169 45,965 GAAP efficiency ratio 55.10% 70.81% 53.03% 53.35% 50.41% Non-GAAP core operating efficiency ratio (FTE) 54.17% 53.09% 52.23% 52.54% 49.64% As of or for the Three Months Ended

NON-GAAP RECONCILIATIONS (CONT.)

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	As of or for the Year Ended December 31,						As of or for the Three Months Ended March 31,	
	2015	2016	2017	2018	2019	2020	2020	2021
Pre-Tax Pre-Provision Profit								
Income before Taxes	8,095	10,373	4,408	17,196	32,611	15,314	4,150	14,943
Provision for Credit loss	5,975	6,500	12,000	13,500	29,900	56,700	13,950	7,500
Pre-Tax Pre-Provision Profit	**14,070**	**16,873**	**16,408**	**30,696**	**62,511**	**72,014**	**18,100**	**22,443**
Average Assets	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	5,358,479	4,975,531	5,798,167
Pre-Tax Pre-Provision Return on Average Assets	**1.00%**	**0.92%**	**0.67%**	**0.88%**	**1.39%**	**1.34%**	**1.46%**	**1.57%**
Tangible Stockholders' Equity:								
Stockholders' equity	$160,004	$214,837	$287,147	$490,336	$601,644	$624,428	$611,946	$628,834
Less: goodwill and intangible assets	8,100	7,998	7,897	7,796	7,694	208	7,669	188
Less: preferred stock	30,000	30,000	30,000	30,000	0	0	0	0
Tangible Stockholders' Equity	$121,904	$176,839	$249,250	$452,540	$593,950	$624,220	$604,277	$628,646
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	51,679,516	52,098,062	51,678,669
Book value per common share	$6.61	$7.34	$8.38	$10.21	$11.58	$12.08	$11.75	$12.17
Tangible book value per common share	**$6.20**	**$7.02**	**$8.12**	**$10.04**	**$11.43**	**$12.08**	**$11.60**	**$12.16**

(Dollars in thousands, except per share data)	As of or for the Three Months Ended				
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21
Pre-Tax Pre-Provision Profit					
Income (loss) before Taxes	4,150	(8,219)	9,504	9,879	14,943
Provision for Credit loss	13,950	21,000	10,875	10,875	7,500
Pre-Tax Pre-Provision Profit	**18,100**	**12,781**	**20,379**	**20,754**	**22,443**
Average Assets	4,975,531	5,441,513	5,486,252	5,523,196	5,798,167
Pre-Tax Pre-Provision Return on Average Assets	**1.46%**	**0.94%**	**1.48%**	**1.49%**	**1.57%**
Tangible Stockholders' Equity:					
Stockholders' equity	$611,946	$608,092	$617,883	$624,428	$628,834
Less: goodwill and intangible assets	7,669	247	227	208	188
Less: preferred stock	0	0	0	0	0
Tangible Stockholders' Equity	$604,277	$607,845	$617,656	$624,220	$628,646
Shares outstanding at end of period	52,098,062	52,167,573	52,195,778	51,679,516	51,678,669
Book value per common share	$11.75	$11.66	$11.84	$12.08	$12.17
Tangible book value per common share	**$11.60**	**$11.65**	**$11.83**	**$12.08**	**$12.16**

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